UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 10, 2011
Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

     BB&T Corporation's (“BB&T”) Chairman and Chief Executive Officer, Kelly King, will present at the UBS 13th Annual Global Financial Services Conference in New York City on May 10, 2011 at 11:25 a.m. (ET).  A live audio webcast will be available on BB&T's website at http://www.BBT.com/webcasts. A copy of the presentation and a replay of the webcast will be available at http://www.BBT.com following the live event and remain on the site for 30 days.

     A copy of the press release announcing the events described above is attached as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Copy of press release announcing Kelly King’s presentation at the UBS 13th Annual Global Financial Services Conference in New York City on May 10, 2011 at 11:25 a.m. (ET).

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: May 10, 2011